Exhibit 99.1

Asset Rich, Growing Gold & Silver Production Big Insider Ownership, Large Copper Deposit Investing For A Golden & Electric Future TD Mining Conference January 2019 Christina McCarthy cd@mcewenmining.com 647.258.0395 x.390

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. The technical contents of this presentation have been reviewed and approved by Chris Stewart, P.Eng., President & COO, the exploration technical contents of this presentation have been reviewed and approved by Sylvain Guerard, P. Geo., SVP Exploration and the reserves and resources contents of the presentation have been reviewed and approved by Luke Willis, P. Geo., Director of Resource Modelling, each of whom is a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". To see cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf To see MUX reserves and resources table, go to www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts.

MUX’s Chief Owner’s Past Life – Goldcorp - Building Share Performance 3 % Change Goldcorp vs Market Goldcorp vs Peers 13 Yr CAGR1 31% % Change 1 CAGR - Compound annual growth rate 3,000 2,000 1,000 3,000 2,000 1,000 0 1000 2000 3000 1995 2000 2005 Goldcorp Barrick Kinross Newmont Glamis Meridian

MUX - Amplifies the Gold Price 4 Source: Bloomberg. As Jan 15, 2019. US$. 1Three year average. High Beta1 To Gold 3.0x $1.76 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 0 2 4 6 8 10 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018

Illustration that the Gold Bull Market is Underway 5 Source: Bloomberg. From Jan 1, 2016 - Jan 15, 2019. 300% MUX + 66% % DOW + 38% S&P 500 + 28% Gold + 22% GDXJ + 57% GDX + 50% Jan 2016 - Present -50 0 50 100 150 200 250 300 350 2016 2017 2018 2019

Alignment with Share Owners 6 Industry Low Insider Ownership Excessive CEO Pay 23% $161M Cost Base1 $1/ Yr No Bonus No Stock Option MUX vs 1 Rob McEwen share ownership. $136 M shares investment + $25 M loan investment, as of Aug 13, 2018 press release

MUX Growing in 2 of the World’s Great Gold Districts 7 1 2 5 3 4 World’s Great Gold Districts Timmins, Canada Nevada, USA One of Highest Grade Mines in Americas Santa Cruz, Argentina Giant Copper Deposit San Juan, Argentina 12 Years New Mine Life in Mexico1 Sinaloa, Mexico 1 Press release July 9, 2018 McEwen Mining Files Fenix Preliminary Economic Assessment – Extends El Gallo Mine Life by 12 years

World Class Gold District - Nevada

Gold Bar

25 Miles South of ABX's
Cluster of Large Carlin Style
Gold Mines & Recent Discoveries

We like it Because

On Trend
Similar Geology (Host Rocks),
Alteration & Mineralization


Barrick's
50Moz Au
cluster
Pipeline
Cortez Hills
Fourmile Discovery
Goldrush
Cortez Fault
MUX Gold Bar
0.822 Moz Au[1]
Gold Bar
MUX Property
Wall Fault
Gold Bar
Nevada

MUX
Gold Bar 0.822 Moz Au M&I Resource
8

Gold Bar 9 AISC - All-in Sustaining cost is calculated by dividing the Total Production Cost and the LOM sustaining capital cost by total ounces produced. 1Mar 30, 2018 - “Form 43-101F1 Technical Report Feasibility Study Eureka County, Nevada”. 2Using 5% discount rate Nov 2017 Feb 2019 Mar 2019 Construction Started 1st Pour Scheduled Commercial Production 60,000 oz Avg Annual Production $770 / oz Est. Cash Cost $843 / oz Est AISC +6 Years Life of Mine1 2018 Feasibility Study1 @ $1,250/oz 23% After Tax IRR2 3.1 Years Payback Post Feasibility Drilling Increasing Mine Life +35% M&I Resource +82% Inferred Resource

Gold Bar Property - Exploration Targets Shallow & Deep 10 1km Pot Canyon Taurus ML Roberts Mtns & Hanson Creek Formations McColley Cyn Formation Wall Fault Lone Mountain Formation Vinini Formation Devils Gate – Denay Formations Lower Plate Upper Plate Drill Target Types: Shallow potential Deep high grade potential Gold Bar Mine Roberts Creek Fault

Deep Exploration Potential at Gold Bar 11 Cortez Hills > 10 Million Ounces Gold Gold Bar Goldstrike > 50 Million Ounces Gold Shallow Oxide Deposits Deeper Higher Grade Deposits 0 m -300 m -600 m -900 m Upside Potential

World Class Gold District - Timmins

Black Fox Complex (Acquired Oct 2017)

- **Mine & Mill**
- **48,000 oz annual gold production** (2018, 2019)
- **+ 1.25 Moz Au M&I resource**
- **US$180 million tax pools**
- **Exploration potential:** Right geology, targets-rich, under-explored



Timmins-Matheson Region
+70Moz gold
Mill
Stock
Taylor
Mine
Black
Fox
Matheson
Lexam
Timmins
Destor-Porcupine Fault
McEwen Mining Project
20 Km



Black Fox
Ontario

Paid $35M for $560M[1] Spent

Good Deal? You Judge

[1]Primero's 2014 purchase price of +$300 million plus ~$140 million in assumed liabilities plus capex & exploration of +$120M

MUX
12

Black Fox - 2018 Surface Exploration

- Multiple new gold occurrences drilled with high grade intersections
- New Indicated Resources:
  - Tamarack 127 Koz AuEq
  - Froome increase to 181 Koz Au (+22 Koz)


NORTH
Black Fox
Depth Extension
55.1g/t Au / 1.2m
Tamarack
127Koz @
5.08g/t
AuEq
Froome +22Koz
181Koz @ 5.09g/t Au
Froome FW
493g/t Au / 1m
35g/t Au / 3.3m
13.4g/t / 3m
3.1g/t / 34m
Incl. 9.7g/t /7m
639g/t Au / 0.7m
Au GXM
> 150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
2 Km

MUX
13

2018 Black Fox Underground Exploration Results

Objectives

1. Converting resources to reserves
2. Test for lateral extensions
3. Test for extensions at depth

Resource, Reserve & mine plan update in Q1 2019



187.8 g/t Au / 1.12m
Inc. 320.7 g/t Au / 0.6m
25.5 g/t Au / 3.35m
83.9 g/t Au / 4.92m
6.68 g/t Au / 8m
27.3g/t Au / 3.33m
147.4g/t Au / 0.53m
34.8g/t Au / 3m
9.8 g/t Au / 3m
27.8 g/t Au / 8.1m
44.1 g/t Au / 1.2m,
12.7 g/t Au / 7m
25.0 g/t Au / 1.85m,
8.40 g/t Au / 6.46m
14.8g/t Au / 1.8m
161.9g/t Au / 1.2m
Inc. 320.7g/t Au/ 0.6m
19.1 g/t Au / 3m
30.6 g/t Au / 1.4m
24.0 g/t Au / 1m
48.0 g/t Au / 1.42m
4.40 g/t Au / 5.38m
4.90 g/t Au / 6m
31.3g/t Au / 1m
44.4g/t Au / 8.78m
141.2g/t Au / 2.67m
43.5g/t Au / 9m
47.9g/t Au / 3.19m
7.24g/t Au / 4.85m
Inc. 18.4gpt Au/ 0.8m
Inc. 18.1gpt Au/ 0.65m
Depth Extension
51.5g/t Au / 1m
6.61g/t Au / 4m
21.6g/t Au / 1.15m
Level 1,050
55.1g/t Au/ 1.2m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
Exploration & Delineation
Definition
Priority Targets
Drill Results:
Pre2018
2018
400m

MUX

14

Reason for Testing for Depth Extension of Mineralization 15 1,000m 2,000m HG Young Campbell Red Lake Red Lake Black Fox Stock Stock East Macassa Kirkland Teck Hughes Lake Shore Wright- Hargreaves Sylvanite Toburn Kirkland Lake Timmins Camp Hollinger Dome Bell Creek Hoyle Pond Deepest Drill Hole MUX

Black Fox Complex – Stock Property 16 Stock Taylor Matheson Destor-Porcupine Fault Lexam Black Fox Timmins Timmins-Matheson Region +70Moz gold McEwen Mining Project Mill Mine 700 meters from mill Near surface potential Over 2 km strike length Stock Mine Past Production 137 Koz @ 5.5 gpt Au (1989 - 2005) Resource update in Q1 2019 2018 Exploration

Stock Property – Pleasant Surprise



2.38gpt Au / 20.4m
Inc. 3.89g/t Au / 9m
4.82gpt Au / 16.3m
Inc. 19.23g/t Au / 2.9m
0.78g/t Au / 35.1m
3.11g/t Au / 18m
Inc. 5.82g/t Au / 9m
1.21g/t Au / 23.40m
10.85g/t Au / 1m
Stock Deposit
Stock East
22.15g/t Au / 2m
Gap
>10 g/t x m contours
3.05g/t Au / 14m
Inc. 9.51g/t Au / 1m
& 4.02g/t Au / 6.5m
5.76g/t Au / 12.3m
Inc. 25.16g/t Au / 2.65m
5.58g/t Au 3.30m
Inc. 14.80g/t Au / 1m
7.01g/t Au / 3.80m
Inc. 30.10g/t Au / 0.80m
3.76g/t Au / 4m
0.92g/t Au / 33.1m
Au gptxm Range
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
500m

MUX

17

San José Mine - Gold & Silver 18 Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 1As of Dec 31, 2017, production estimated to end in 2025. 2 February 22, 2018 - “McEwen Mining Reports 2017 Full Year and Q4 Results" 3Goldcorp website, 2018 production estimate. Reserve Grade: 457 gpt Silver & 6.92 gpt Gold Production 2018 (MUX’s 49% Share): 47.3 koz Gold & 3.0 Moz Silver or 87.6 koz Gold Eq. Mine Life1: 6 Years (in Production Since 2007) San José Mine N 6 Miles 0 12 Goldcorp Cerro Negro 2018 Production3 490 koz Au Resource2: M&I: 385 koz Au @ 7.55 gpt + 25.6 Moz Ag @ 503 gpt Inf: 92 koz Au @ 6.68 gpt + 4.9 Moz Ag @ 360 gpt San José Mine Argentina High Grade, Underground Mine, Narrow Vein

Extending Mine Life in Mexico 19 $1,250 / oz Gold $16 / oz Silver $1,300 / oz Gold $17 / oz Silver IRR 28% 33% NPV @ 5% Discount Rate $60 M $75 M Payback Period 4.1 Years 3.9 Years ¹June 30, 2018 PEA (filed on July 8, 2018) Capex: Phase 1 $40.9 M Phase 2 $30.4 M Fenix Fenix Project – Silver & Gold PEA Highlights1 12 Years Life of Mine 47,000 oz AuEq average annual production 559,000 oz AuEq Payable $704/oz AuEq Cash Cost Phase 1 $857/oz AuEq Cash Cost Phase 2

Los Azules - Big Optionality to Copper Price 20 1Oct 16, 2017 – “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Tonnes Copper Gold Silver Indicated: 962 Million 10.2 Billion lbs @ 0.48% 1.7 Million oz @ 0.06 gpt 55.7 Million oz @ 1.8 gpt Inferred: 2,666 Million 19.3 Billion lbs @ 0.33% 3.8 Million oz @ 0.04 gpt 135.4 Million oz @ 1.6 gpt Los Azules Argentina Resources

Los Azules - Robust PEA (2017) 21 Oct 16, 2017 – “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. 1st 13 years avg annual production 415 million lbs Cu @ Cash Cost $1.14/lb (+Au & Ag credits) Initial Capex: $2.4 Billion Payback: 3.6 Years Mine Life: 36 Year NPV @ 8%: $2.2 B IRR After-tax: 20% If in production in 2017 Los Azules would be: @ $3 Copper 26th largest copper mine in the world Industry costs in lowest quartile

MUX Historic & Projected Production Profile 22 Production in gold equivalent ounces, 2019-2020 based on internal estimates. Gold / silver ratio 75:1. San José El Gallo Black Fox Complex Gold Bar Nevada 154,000 127,000 121,000 88,000 152,000 146,000 201,000 206,000 Targeting Future Organic Production Growth +20,000 oz +47,000 oz +30,000 oz Stock East 2022 Fuller 2023 Fenix 2021 Gold Equivalent Ounces 176,000 2012 2013 2014 2015 2016 2017 2018 2019E 2020E

MUX Costs/oz 23 2018-2019 based on internal estimates. Cash and AISC in gold equivalent ounces. Gold / silver ratio 75:1. 2018E – Operations $822 $1,023 Historic $- $200 $400 $600 $800 $1,000 $1,200 2012A 2013A 2014A 2015A 2016A 2017A 2018E 2019E Cash Cost AISC $0 $200 $400 $600 $800 $1,000 $1,200 El Gallo San José Black Fox Cash Cost AISC

Capital & Exploration Expenditures1 24 2018 2019 Sustaining Capital $20.7 M $21.4 M Project Development $84.0 M $10.1 M Exploration $20.2 M $18.5 M Corporate G&A $11.9 M $11.3 M Site G&A and Property Holding Costs $10.8 M $10.0 M Debt Service $2.0 M $4.9 M 1 Based on internal estimates. Costs related to MSC JV (49%) are excluded.

Avg. Daily Vol. of Shares1: Shares Outstanding: Fully Diluted: Share Price: Market Cap: Beta2: 2.5 million 345 million 349 million US$1.76 US$607 million 3.0x 25 Source: Bloomberg. US$. As of Jan 15, 2019. 1Share trading volume NYSE and TSX combined, 3 months average. 2Three years. NYSE & TSX 23 32 45 Stock Ownership Rob McEwen Institutional Retail / Other

MUX Organic Growth

Project Pipeline



Large Copper Optionality
Los Azules
Major Exploration Potential
Development
Black Fox Complex Satellites
Gold Bar South
El Gallo - Fenix
Production
Gold Bar
San Jose
Black Fox
El Gallo

Black Fox Complex:
- New mine plans, development project opportunities & large exploration budget with resource update Q1 2019

San Jose:
- Continue high grade Au-Ag production

Gold Bar:
- To start production & resource & LOM update Q1 2019

Mexico – Fenix:
- Feasibility in Q2 2019 with new 12 years LOM[1]

Los Azules:
- Advancing on permit, improving access, considering joint venture partners

[1] Press release July 9, 2018 McEwen Mining Files Fenix Preliminary Economic Assessment – Extends El Gallo Mine Life by 12 years

MUX 26

Gold Equities’ Bear Markets1 - Over the Last 77 Years 27 1 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG Duration (Number of Weeks) Apr 2011 - Jan 2016 Longest and Deepest Bear % Loss Limited Downside Remains 0% 20% 40% 60% 80% 100% 1 41 81 121 161 201 241 Mar 1939 - Apr 1942 Mar 1968 - Dec 1969 Aug 1974 - Aug 1976 Oct 1980 - Jun 1982 Jan 1983 - Nov 1986 Jan 1996 - Oct 2000 Feb 2008 - Nov 2008 Apr 08, 2011 - Jan 22, 2016

Gold Equities' Bull Market[1] - Over the Past 77 Years

Considerable Upside Potential


800%
700%
600%
500%
400%
300%
200%
100%
0%
% Gain
Oct 1942 - Feb 1946
Jul 1960 - Mar 1968
Dec 1971 - Aug 1974
Aug 1976 - Oct 1980
Nov 2000 - Mar 2008
Oct 2008 - Apr 2011
Jan 2016 - Jan 2019
We are here! Up 160%
Avg Return² 540%
1
41
81
121
161
201
241
281
321
361
401
Duration (Number of Weeks)

1 BGMI - Barron's Gold Mining Index. Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek
Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG. Updated as of Jan 11, 2019. 2 Last six gold bull markets.

MUX

28